PHOENIX LIFE VARIABLE ACCUMULATION ACCOUNT                     PHL VARIABLE ACCUMULATION ACCOUNT
------------------------------------------                     ---------------------------------
Freedom Edge(R)                                                Freedom Edge(R)
Asset Manager                                                  Asset Manager
The Phoenix Edge(R) -  VA NY                                   The Phoenix Edge(R) - VA
Phoenix Income Choice(R)                                       Phoenix Income Choice(R)
Phoenix Investors Edge(R)                                      Phoenix Investors Edge(R)
Phoenix Spectrum Edge(R)                                       Phoenix Premium Edge(R)
Retirement Planners Edge                                       Phoenix Spectrum Edge(R)
Phoenix Dimensions(SM)                                         Retirement Planners Edge
Big Edge                                                       Phoenix Dimensions(SM)
The Big Edge Plus(R)                                           The Big Edge Choice(R)
Group Strategic Edge(R)
The Big Edge Choice(R) - NY


                           SUPPLEMENT TO PROSPECTUSES

                           --------------------------


Please replace the second paragraph under the section titled, "Sales of Variable Accumulation Contracts - Compensation" or "Sales of Contracts - Compensation" in your prospectus with the following:

   We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker-dealer and/or the registered representative. Broker-dealer firms may receive up to 8% of purchase payments (if up-front compensation is elected) and up to 2.5% annually of Contract Value (if asset based compensation is paid).

   Additionally, broker-dealer firms may receive ongoing annual compensation of up to .15% of all, or a portion of the average Contract Values of Contracts sold by their firm.

   Also, we have unique arrangements for compensation with select broker-dealer firms based on the firm's aggregate or anticipated sales of Contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.




Dated: February 2, 2007        Please keep this supplement for future reference.






TF912